                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number     811-09116
                                                    -------------------

                             Van Wagoner Funds, Inc.
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           755 Sansome St., Suite 350
                             San Francisco, CA 94111
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Garrett Van Wagoner
                           755 Sansome St., Suite 350
                             San Francisco, CA 94111
           -----------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 415-981-9742
                                                           -------------

                   Date of fiscal year end: December 31, 2004
                                           ------------------

                     Date of reporting period: June 30, 2004
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

SEMI-ANNUAL
REPORT
JUNE 30, 2004

SMALL-CAP GROWTH FUND
GROWTH OPPORTUNITIES FUND
EMERGING GROWTH FUND

[VANWAGONER FUNDS LOGO]

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF VAN WAGONER FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE FUNDS. THE PROSPECTUS GIVES DETAILS ABOUT CHARGES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE FUNDS. READ THE PROSPECTUS CAREFULLY.

VAN WAGONER FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406

VAN WAGONER FUNDS SEMI-ANNUAL REPORT

DEAR FELLOW SHAREHOLDERS:                                          JUNE 30, 2004

Looking back at the first six months of 2004, we can now see that the market peaked in January and has been volatile and moving lower ever since. The end of April saw the Nasdaq Composite Index experience its worst week (4/30) in two and a half years, declining 6.3%. Investors pushed stocks lower even though most companies posted exceptionally strong earnings and revenues results for the first quarter. The market punished stocks that slightly missed estimates or provided less-than-expected guidance. Second quarter earnings pre-announcements are currently being made and the news appears to be positive for most of our companies. Most firms are providing cautious guidance on results going forward. With so many factors at play in the economy right now, the direction of stock prices based on the announcements is impossible to predict.

The lackluster performance of the markets this year is due to the amount of turmoil from a macro point of view. The situation in the Middle East is THE major factor affecting the market and the economy. We have yet to see what the effects of the June 28 transition will be. The official handover of sovereignty occurred two days early. The new Iraqi Prime Minister, Ayad Allawi, stated that the transformation from dictatorship to civil society is a major task that will likely take many years. The handover advanced the fate of captured Iraqi leader Saddam Hussein. Iraqi authorities took legal custody of Saddam and 11 senior members of his regime. Many believe that Iraq will not create a government friendly towards the United States and that peace and security will not be established there within five years. We will have to wait and see how the situation develops.

As many investors know, the Federal Funds rate has been at 1% (a forty year low) for the past year after three years of decreases. There has been a lot of discussion over what the Fed's next move will be. The market had already priced in the 0.25% rate increase into stock prices as the outcome of the Fed's meeting. Will the Fed continue to raise rates as they did in 1994 or just raise the rate one time, as they did in 1997, and wait to see what effect it has? The Fed may repeat the scenario of 1994 (which many believe will be the case) when the Fed raised rates with modest, quarter-point hikes in February, March and April and ended up making half-point hikes in May and August and a whopping, three-quarter-point hike in November. Then they added another half-point hike in early 1995 for good measure. After those rate hikes the market dramatically improved and we had quite a rally for 12 months through 1995. If you weren't invested in the fall of 1994, you missed the boat. Another possible scenario would be the action the Fed took in its campaign in 1997, when they raised rates a quarter point in March and called it quits the rest of the year. Unfortunately, at that time, the Fed's caution was due to a blossoming financial crisis in Asia, and many believe it will take another such shock--a terrorist attack, or oil above $50 a barrel, for example--for the Fed to take a "one and done" approach this year. As you can see, what action the Fed takes for the remainder of the year is anyone's guess.

Another major factor is that we are in an election year and that has an effect on the market as well. Some believe nothing significant will happen in the markets until the election is over. But back in 2000, when the last presidential election occurred, the market underperformed through July and then from July through Labor Day, the market rallied. So it is not necessarily true that in the summer of an election year, the market won't perform.

Overall, we believe that the market is in a recovery mode. The technology sector has been in recovery as well and we've seen fundamentals improving throughout the year. We think that we will experience an 'old style' recovery--one that is reminiscent of the 1980's--mid-1990's, rather

vanwagoner.com
than the boom type of recovery we saw in 1999-2000. An 'old style' recovery simply means that fundamentals are improving slowly and steadily, but we don't expect to see the market spike up dramatically at any point. Investors who have never experienced a full market cycle may be frustrated and feel that if business isn't improving by leaps and bounds, there is no recovery. That is not the case. This recovery will be slower and more modest than the last market recovery we experienced in 1999.

We are very pleased with how the Funds are currently positioned. We feel strongly that the right place to be during this recovery is in technology, specifically the telecommunications sector. There are some very important trends developing in this area that are associated with large dollar volumes that will be directed towards smaller, niche companies. The telecommunications sector is comprised of many small to mid-sized companies. If a $20 million sale occurs, it has a significant effect on their bottom line--earnings, revenues and cash flow. We like to be invested in a sector where a positive change in fundamentals will have a substantial impact on financial results. On the other end of the spectrum, if the PC market improved dramatically and money flowed to that sector, the companies who would receive the money would be firms like Dell, Microsoft and Intel--there are no small players in that market. These large companies have a high base and a large money flow into that arena would hardly 'move the needle.' That is why we focus on small, emerging growth companies who will benefit from the recovery and increase in capital spending throughout the telecommunications sector.

We cannot fight all of the macro factors affecting the markets. All we can do is try to be positioned in the companies that we think will benefit the most from the turn in total technology spending. We strongly believe that the telecommunications area looks the most promising. General corporate IT spending is also picking up a little bit, but not enough to move the radar. We anticipate being invested in the telecommunications sector through the rest of the year. The spending in that sector has just begun. We are also seeing fixed wireless outside the US starting to pick up in second and third world countries like China, Mexico and Eastern Europe but also in first world countries like Ireland and the United Kingdom. Countries are not building trenches and laying copper for phone access. It is just not economical. It is much easier, more efficient and cost effective to put up an antenna and get high-speed digital phone service with a variety of data possibilities to grow into in the future. We continue to see trends like Voice over IP (VOIP) expand and business is strong and growing.

The companies who make up our largest holdings had a great first quarter, in terms of results, surpassing all expectations and raising guidance dramatically. Surprisingly, we saw their stocks fall by 5-30%! Most of them have now recovered back to where they were or have even reached new highs. We believe managements are going to continue to aggressively raise their numbers. We expect them to reach estimates for the second quarter as well. We'll have to wait and see how the market reacts to their results.

We are taking somewhat of a different approach in our investing philosophy. We're not trying to get into the 'what's hot' tomorrow investing strategy. We think that game is over. Instead we're investing in companies that many analysts are not looking at--those that we believe have great potential but have stock prices that have been beat up. We believe that is the way to make money in this market.

We are excited about the future of technology and the company prospects we see in the market. We feel that the Funds are all well positioned to benefit from the recovery. We thank you for your continued support of the Van Wagoner Funds.

Sincerely,


/s/ Garrett R. Van Wagoner
Garrett R. Van Wagoner

1-800-228-2121

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER SMALL-CAP GROWTH FUND JUNE 30, 2004 (UNAUDITED)

NUMBER
OF SHARES                                                                      VALUE
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 96.90%

                APPLICATIONS SOFTWARE 2.89%
       40,000   Authentidate Holding Corp.*                          $       437,200
       25,000   PDF Solutions, Inc.*                                         211,750
       30,000   Quest Software, Inc.*                                        387,000
          500   salesforce.com, inc.*                                          8,035
                                                                     ---------------
                                                                           1,043,985
                                                                     ---------------
                BUSINESS-TO-BUSINESS/
                E-COMMERCE 2.08%
       45,000   Agile Software Corp.*                                        393,750
      400,000   i2 Technologies, Inc.*                                       356,000
                                                                     ---------------
                                                                             749,750
                                                                     ---------------
                CELLULAR
                TELECOMMUNICATIONS 3.07%
      200,000   Airspan Networks, Inc.*                                    1,108,000
                                                                     ---------------
                COMMERCIAL SERVICES 0.58%
      125,000   PFSweb, Inc.*                                                208,750
                                                                     ---------------
                COMMUNICATIONS SOFTWARE 1.64%
       35,000   SeaChange International, Inc.*                               590,800
                                                                     ---------------
                COMPUTERS - MEMORY
                DEVICES 0.00%
        3,418   Datacore Software Corp.,
                  Series C*++                                                     --
                                                                     ---------------
                COMPUTERS - VOICE
                RECOGNITION 1.27%
       40,000   Intervoice, Inc.*                                            458,800
                                                                     ---------------
                DECISION SUPPORT
                SOFTWARE 2.66%
       35,000   QAD, Inc.                                                    371,350
       50,000   Wind River Systems, Inc.*                                    588,000
                                                                     ---------------
                                                                             959,350
                                                                     ---------------
                DIAGNOSTIC EQUIPMENT 1.42%
      100,000   Orthovita, Inc.*                                             514,000
                                                                     ---------------
                EDUCATIONAL SOFTWARE 0.74%
       35,000   SkillSoft PLC - ADR*                                         266,000
                                                                     ---------------
                ELECTRONIC COMPONENTS -
                MISCELLANEOUS 0.96%
       30,000   California Micro Devices Corp.*                      $       345,900
                                                                     ---------------
                ELECTRONIC COMPONENTS -
                SEMICONDUCTORS 7.89%
       30,000   ATI Technologies, Inc.*                                      565,800
      125,000   EMCORE Corp.*                                                407,500
      115,000   Mindspeed Technologies, Inc.*                                570,400
      190,000   ON Semiconductor Corp.*                                      953,800
      160,000   Transmeta Corp.*                                             350,400
                                                                     ---------------
                                                                           2,847,900
                                                                     ---------------
                E-MARKETING/INFORMATION 4.31%
      100,000   24/7 Real Media, Inc.*                                       561,000
       40,000   aQuantive, Inc.*                                             395,200
       50,000   ValueClick, Inc.*                                            599,000
                                                                     ---------------
                                                                           1,555,200
                                                                     ---------------
                ENTERPRISE SOFTWARE/
                SERVICES 2.79%
       30,000   Epicor Software Corp.*                                       421,500
       75,000   NetManage, Inc.*                                             585,000
                                                                     ---------------
                                                                           1,006,500
                                                                     ---------------
                E-SERVICES/CONSULTING 1.52%
       40,000   Keynote Systems, Inc.*                                       550,000
                                                                     ---------------
                INSTRUMENTS - CONTROLS 1.46%
       15,000   Photon Dynamics, Inc.*                                       526,050
                                                                     ---------------
                INTERNET APPLICATION
                SOFTWARE 4.41%
       50,000   MatrixOne, Inc.*                                             345,500
      100,000   Portal Software, Inc.*                                       363,000
        5,000   SmartVideo Technologies, Inc.*                                12,500
      205,000   Tumbleweed
                  Communications Corp.*                                      873,300
                                                                     ---------------
                                                                           1,594,300
                                                                     ---------------
                INTERNET INFRASTRUCTURE
                SOFTWARE 5.78%
       35,000   Akamai Technologies, Inc.*                                   628,250
      100,000   Chordiant Software, Inc.*                                    456,000
       15,000   F5 Networks, Inc.*                                           397,200

                                              SEE NOTES TO FINANCIAL STATEMENTS.

NUMBER OF
SHARES                                                                         VALUE
------------------------------------------------------------------------------------
                INTERNET INFRASTRUCTURE
                SOFTWARE (CONT'D.)
       50,000   SupportSoft, Inc.*                                   $       434,000
       30,000   TeleCommunication
                  Systems, Inc.*                                             170,400
                                                                     ---------------
                                                                           2,085,850
                                                                     ---------------
                INTERNET SECURITY 1.30%
       65,000   WatchGuard Technologies, Inc.*                               469,300
                                                                     ---------------
                MEDICAL - BIOMEDICAL/
                GENETICS 0.15%
       59,800   Athersys, Inc., Series A*++                                   37,435
       28,944   Athersys, Inc., Series F*++                                   18,119
                                                                     ---------------
                                                                              55,554
                                                                     ---------------
                MEDICAL PRODUCTS 2.22%
      100,000   ATS Medical, Inc.*                                           376,000
       75,000   Sonic Innovations, Inc.*                                     426,000
                                                                     ---------------
                                                                             802,000
                                                                     ---------------
                NETWORKING PRODUCTS 1.36%
       50,000   Ixia*                                                        492,000
                                                                     ---------------
                PATIENT MONITORING
                EQUIPMENT 2.02%
       22,500   Aspect Medical Systems, Inc.*                                415,575
       60,000   Medwave, Inc.*                                               313,200
                                                                     ---------------
                                                                             728,775
                                                                     ---------------
                RESPIRATORY PRODUCTS 1.06%
        7,500   ResMed, Inc.*                                                382,200
                                                                     ---------------
                SEMICONDUCTOR COMPONENTS -
                INTEGRATED CIRCUITS 6.85%
       50,000   Anaren, Inc.*                                                817,000
       25,000   Exar Corp.*                                                  366,500
       75,000   Vitesse Semiconductor Corp.*                                 366,000
      261,600   WJ Communications, Inc.*                                     926,064
                                                                     ---------------
                                                                           2,475,564
                                                                     ---------------
                SEMICONDUCTOR
                EQUIPMENT 2.56%
       75,000   Electroglas, Inc.*                                           401,250
       30,000   Mykrolis Corp.*                                              522,600
                                                                     ---------------
                                                                             923,850
                                                                     ---------------
                TELECOMMUNICATION
                EQUIPMENT 13.68%
       90,000   Arris Group, Inc.*                                   $       534,600
       87,500   AudioCodes Ltd.*                                           1,048,250
       45,000   Ditech Communications Corp.*                               1,050,300
      155,000   NMS Communications Corp.*                                  1,143,900
      145,000   Sonus Networks, Inc.*                                        693,100
      150,000   Sunrise Telecom, Inc.                                        390,000
      143,028   Turin Networks, Inc., Series C*++                              3,561
    1,097,640   Turin Networks, Inc., Series D*++                             77,274
                                                                     ---------------
                                                                           4,940,985
                                                                     ---------------
                TELECOMMUNICATION EQUIPMENT -
                FIBER OPTICS 3.26%
      100,000   Avanex Corp.*                                                389,000
      115,000   EXFO Electro-Optical
                  Engineering, Inc.*                                         591,100
      100,000   Finisar Corp.*                                               198,000
                                                                     ---------------
                                                                           1,178,100
                                                                     ---------------
                TELECOMMUNICATION
                SERVICES 3.89%
       30,000   Aspect Communications Corp.*                                 426,000
       25,000   Intrado, Inc.*                                               402,250
       50,000   PTEK Holdings, Inc.*                                         576,500
                                                                     ---------------
                                                                           1,404,750
                                                                     ---------------
                WIRELESS EQUIPMENT 13.08%
       87,200   Alvarion Ltd.*                                             1,158,016
       40,000   Carrier Access Corp.*                                        476,800
      110,000   Ceragon Networks Ltd.*                                       595,100
       30,000   Crown Castle
                  International Corp.*                                       442,500
       23,800   EMS Technologies, Inc.*                                      462,434
       60,000   Novatel Wireless, Inc.*                                    1,590,000
                                                                     ---------------
                                                                           4,724,850
                                                                     ---------------
                TOTAL COMMON AND
                PREFERRED STOCKS
                (Cost $34,294,774)                                        34,989,063
                                                                     ---------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.20%

          PNC Bank Money Market Account                   $       795,332
                                                          ---------------

          TOTAL SHORT-TERM INVESTMENT
          (Cost $795,332)                                         795,332
                                                          ---------------

          TOTAL INVESTMENTS 99.10%
          (Cost $35,090,106)                                   35,784,395

          Other Assets in Excess of
          Liabilities 0.90%                                       326,456
                                                          ---------------

NET ASSETS 100.00%                                        $    36,110,851
                                                          ===============

*  Non-income producing
ADR-American Depositary Receipt

++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At June 30, 2004, the value of the Fund's restricted securities was $136,389 or 0.38% of net assets.

SECURITY DESCRIPTION                DATE OF ACQUISITION  NUMBER OF SHARES      COST
---------------------------------------------------------------------------------------
Athersys, Inc., Series A                October 00             59,800      $    747,500
Athersys, Inc., Series F                 March 00              28,944           347,328
Datacore Software Corp., Series C         May 00                3,418            23,542
Turin Networks, Inc., Series C           July 00              143,028           600,002
Turin Networks, Inc., Series D          December 01         1,097,640           812,254

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER GROWTH OPPORTUNITIES FUND JUNE 30, 2004 (UNAUDITED)

NUMBER OF
SHARES                                                                         VALUE
------------------------------------------------------------------------------------
COMMON STOCKS 98.28%

                APPLICATIONS SOFTWARE 1.05%
       15,000   Red Hat, Inc.*                                       $       344,550
          500   salesforce.com, inc.*                                          8,035
                                                                     ---------------
                                                                             352,585
                                                                     ---------------
                CELLULAR
                TELECOMMUNICATIONS 4.32%
      185,000   Airspan Networks, Inc.*                                    1,024,900
       15,000   Western Wireless Corp.*                                      433,650
                                                                     ---------------
                                                                           1,458,550
                                                                     ---------------
                COMPUTER AIDED DESIGN 1.48%
      100,000   Parametric Technology Corp.*                                 500,000
                                                                     ---------------
                COMPUTERS 1.80%
       17,500   palmOne, Inc.*                                               608,475
                                                                     ---------------
                COMPUTERS - INTEGRATED
                SYSTEMS 0.66%
       12,000   RadiSys Corp.*                                               222,840
                                                                     ---------------
                COMPUTERS - MEMORY
                DEVICES 0.96%
       15,000   Network Appliance, Inc.*                                     322,950
                                                                     ---------------
                COMPUTERS - VOICE
                RECOGNITION 1.02%
       30,000   Intervoice, Inc.*                                            344,100
                                                                     ---------------
                ELECTRONIC COMPONENTS -
                MISCELLANEOUS 1.02%
       21,000   AU Optronics Corp. - ADR                                     343,140
                                                                     ---------------
                ELECTRONIC COMPONENTS -
                SEMICONDUCTORS 12.07%
       20,000   Altera Corp.*                                                444,400
       10,000   Broadcom Corp.*                                              467,700
      115,000   Mindspeed Technologies, Inc.*                                570,400
      185,000   ON Semiconductor Corp.*                                      928,700
       20,000   Pixelworks, Inc.*                                            306,400
       42,500   PMC-Sierra, Inc.*                                            609,875
        7,500   Silicon Laboratories, Inc.*                                  347,625
      225,000   TranSwitch Corp.*                                            398,250
                                                                     ---------------
                                                                           4,073,350
                                                                     ---------------
                E-MARKETING/INFORMATION 3.44%
      100,000   24/7 Real Media, Inc.*                               $       561,000
       50,000   ValueClick, Inc.*                                            599,000
                                                                     ---------------
                                                                           1,160,000
                                                                     ---------------
                ENTERPRISE SOFTWARE/
                SERVICES 4.02%
       50,000   NetManage, Inc.*                                             390,000
       50,000   Novell, Inc.*                                                419,500
       37,500   Omnicell, Inc.*                                              547,875
                                                                     ---------------
                                                                           1,357,375
                                                                     ---------------
                INTERNET APPLICATION
                SOFTWARE 5.04%
       70,000   MatrixOne, Inc.*                                             483,700
      100,000   Portal Software, Inc.*                                       363,000
      200,000   Tumbleweed
                  Communications Corp.*                                      852,000
                                                                     ---------------
                                                                           1,698,700
                                                                     ---------------
                INTERNET CONTENT -
                INFORMATION/NEWS 1.41%
       75,000   iVillage, Inc.*                                              476,250
                                                                     ---------------
                INTERNET INFRASTRUCTURE
                EQUIPMENT 1.09%
       10,000   Avocent Corp.*                                               367,400
                                                                     ---------------
                INTERNET INFRASTRUCTURE
                SOFTWARE 2.18%
       50,000   Opsware, Inc.*                                               396,000
       20,000   RADWARE Ltd.*                                                341,000
                                                                     ---------------
                                                                             737,000
                                                                     ---------------
                MEDICAL - GENERIC DRUGS 1.52%
       25,000   Able Laboratories, Inc.*                                     514,000
                                                                     ---------------
                NETWORKING PRODUCTS 2.50%
       25,000   Foundry Networks, Inc.*                                      351,750
       20,000   Juniper Networks, Inc.*                                      491,400
                                                                     ---------------
                                                                             843,150
                                                                     ---------------
                RADIO 1.21%
       15,000   XM Satellite Radio Holdings, Inc.*                           409,350
                                                                     ---------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

NUMBER OF
SHARES                                                                         VALUE
------------------------------------------------------------------------------------
                SEMICONDUCTOR COMPONENTS -
                INTEGRATED CIRCUITS 6.83%
       40,000   Anaren, Inc.*                                        $       653,600
       25,000   Exar Corp.*                                                  366,500
       15,000   Marvell Technology Group Ltd.*                               400,500
      250,000   WJ Communications, Inc.*                                     885,000
                                                                     ---------------
                                                                           2,305,600
                                                                     ---------------
                SEMICONDUCTOR
                EQUIPMENT 3.16%
       10,000   ATMI, Inc.*                                                  273,100
       80,000   Electroglas, Inc.*                                           428,000
       50,000   Ultra Clean Holdings, Inc.*                                  365,000
                                                                     ---------------
                                                                           1,066,100
                                                                     ---------------
                TELECOMMUNICATION
                EQUIPMENT 21.46%
       25,000   Andrew Corp.*                                                500,250
       80,000   AudioCodes Ltd.*                                             958,400
       25,000   Avaya, Inc.*                                                 394,750
       25,000   Comverse Technology, Inc.*                                   498,500
       75,000   Ditech Communications Corp.*                               1,750,500
      125,000   Lucent Technologies, Inc.*                                   472,500
      155,000   NMS Communications Corp.*                                  1,143,900
      130,000   Sonus Networks, Inc.*                                        621,400
       40,000   Symmetricom, Inc.*                                           356,000
       30,000   Tekelec*                                                     545,100
                                                                     ---------------
                                                                           7,241,300
                                                                     ---------------
                TELECOMMUNICATION EQUIPMENT -
                FIBER OPTICS 3.79%
       30,000   Corning, Inc.*                                               391,800
       75,000   Harmonic, Inc.*                                              639,000
       65,000   JDS Uniphase Corp.*                                          246,350
                                                                     ---------------
                                                                           1,277,150
                                                                     ---------------
                TELECOMMUNICATION
                SERVICES 1.17%
      225,000   Infonet Services Corp.*                                      393,750
                                                                     ---------------
                WEB HOSTING/DESIGN 1.26%
       12,500   Equinix, Inc.*                                               424,250
                                                                     ---------------
                WEB PORTALS/ISP 3.64%
       35,000   EarthLink, Inc.*                                     $       362,250
       12,500   SINA Corp.*                                                  412,375
       12,500   Yahoo!, Inc.*                                                454,125
                                                                     ---------------
                                                                           1,228,750
                                                                     ---------------
                WIRELESS EQUIPMENT 10.18%
       82,200   Alvarion Ltd.*                                             1,091,616
       30,000   American Tower Corp.*                                        456,000
       15,200   EMS Technologies, Inc.*                                      295,336
       60,000   Novatel Wireless, Inc.*                                    1,590,000
                                                                     ---------------
                                                                           3,432,952
                                                                     ---------------
                TOTAL COMMON STOCKS
                (Cost $29,372,834)                                        33,159,067
                                                                     ---------------

SHORT-TERM INVESTMENT 2.71%

                PNC Bank Money Market Account                                914,073
                                                                     ---------------

                TOTAL SHORT-TERM INVESTMENT
                (Cost $914,073)                                              914,073
                                                                     ---------------

                TOTAL INVESTMENTS 100.99%
                (Cost $30,286,907)                                        34,073,140

                Liabilities in Excess of
                Other Assets (0.99%)                                        (333,091)
                                                                     ---------------
NET ASSETS 100.00%                                                   $    33,740,049
                                                                     ===============

*  Non-income producing
ADR-American Depositary Receipt

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER EMERGING GROWTH FUND JUNE 30, 2004 (UNAUDITED)

NUMBER OF
SHARES                                                                         VALUE
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 94.03%

                APPLICATIONS SOFTWARE 6.59%
      650,000   Actuate Corp.*                                       $     2,567,500
      266,500   Embarcadero Technologies, Inc.*                            3,293,940
      115,000   MapInfo Corp.*                                             1,219,000
        1,500   salesforce.com, inc.*                                         24,105
                                                                     ---------------
                                                                           7,104,545
                                                                     ---------------
                CELLULAR
                TELECOMMUNICATIONS 3.97%
      575,000   Airspan Networks, Inc.*                                    3,185,500
       50,000   Millicom International Cellular S.A.*                      1,093,000
                                                                     ---------------
                                                                           4,278,500
                                                                     ---------------
                COMPUTER SERVICES 1.14%
       40,000   Manhattan Associates, Inc.*                                1,235,200
                                                                     ---------------
                COMPUTERS - MEMORY
                DEVICES 0.62%
       14,905   Datacore Software Corp., Series C*++                              --
       50,600   Overland Storage, Inc.*                                      672,474
                                                                     ---------------
                                                                             672,474
                                                                     ---------------
                ELECTRONIC COMPONENTS -
                MISCELLANEOUS 0.85%
      450,000   StockerYale, Inc.*                                           922,500
                                                                     ---------------
                ELECTRONIC COMPONENTS -
                SEMICONDUCTORS 8.44%
      225,000   Applied Micro Circuits Corp.*                              1,197,000
      300,000   Mindspeed Technologies, Inc.*                              1,488,000
      550,000   ON Semiconductor Corp.*                                    2,761,000
      100,000   PMC-Sierra, Inc.*                                          1,435,000
      450,000   Transmeta Corp.*                                             985,500
      700,000   TranSwitch Corp.*                                          1,239,000
                                                                     ---------------
                                                                           9,105,500
                                                                     ---------------
                ELECTRONIC DESIGN
                AUTOMATION 1.51%
       85,000   Magma Design Automation, Inc.*                             1,634,550
                                                                     ---------------
                E-MARKETING/INFORMATION 2.21%
      250,000   24/7 Real Media, Inc.*                                     1,402,500
       30,000   Digital River, Inc.*                                         978,900
                                                                     ---------------
                                                                           2,381,400
                                                                     ---------------
                ENTERPRISE SOFTWARE/
                SERVICES 6.66%
      676,631   Corio, Inc.*                                         $     1,468,289
      200,000   Micromuse, Inc.*                                           1,338,000
      100,000   Omnicell, Inc.*                                            1,461,000
      130,000   OPNET Technologies, Inc.*                                  1,703,000
       75,000   Packeteer, Inc.*                                           1,211,250
                                                                     ---------------
                                                                           7,181,539
                                                                     ---------------
                E-SERVICES/CONSULTING 0.44%
       73,270   SumTotal Systems, Inc.*                                      476,255
                                                                     ---------------
                INTERNET APPLICATION
                SOFTWARE 7.24%
      450,000   MatrixOne, Inc.*                                           3,109,500
      150,000   Netegrity, Inc.*                                           1,269,000
      225,000   Portal Software, Inc.*                                       816,750
      615,000   Tumbleweed Communications
                  Corp.*                                                   2,619,900
                                                                     ---------------
                                                                           7,815,150
                                                                     ---------------
                INTERNET CONTENT -
                ENTERTAINMENT 0.67%
       20,000   Netflix, Inc.*                                               719,000
                                                                     ---------------
                INTERNET CONTENT -
                INFORMATION/NEWS 1.09%
       30,000   Ask Jeeves, Inc.*                                          1,170,900
                                                                     ---------------
                INTERNET INFRASTRUCTURE
                SOFTWARE 4.46%
      300,000   Chordiant Software, Inc.*                                  1,368,000
      100,001   Openwave Systems, Inc.*                                    1,270,013
      250,000   SupportSoft, Inc.*                                         2,170,000
                                                                     ---------------
                                                                           4,808,013
                                                                     ---------------
                INTERNET SECURITY 2.81%
       75,000   RSA Security, Inc.*                                        1,535,250
       75,000   VeriSign, Inc.*                                            1,492,500
                                                                     ---------------
                                                                           3,027,750
                                                                     ---------------
                MEDICAL - BIOMEDICAL/
                GENETICS 0.26%
      316,400   Athersys, Inc., Series A*++                                  198,066
      128,163   Athersys, Inc., Series F*++                                   80,230
                                                                     ---------------
                                                                             278,296
                                                                     ---------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

NUMBER OF
SHARES                                                                         VALUE
------------------------------------------------------------------------------------
                NETWORKING PRODUCTS 2.34%
      100,000   Foundry Networks, Inc.*                              $     1,407,000
       50,000   Polycom, Inc.*                                             1,120,500
                                                                     ---------------
                                                                           2,527,500
                                                                     ---------------
                PATIENT MONITORING
                EQUIPMENT 1.09%
      225,000   Medwave, Inc.*                                             1,174,500
                                                                     ---------------
                RADIO 1.07%
      375,000   Sirius Satellite Radio, Inc.*                              1,155,000
                                                                     ---------------
                SEMICONDUCTOR COMPONENTS -
                INTEGRATED CIRCUITS 6.01%
      125,000   Anaren, Inc.*                                              2,042,500
      350,000   Vitesse Semiconductor Corp.*                               1,708,000
      773,300   WJ Communications, Inc.*                                   2,737,482
                                                                     ---------------
                                                                           6,487,982
                                                                     ---------------
                SEMICONDUCTOR
                EQUIPMENT 0.67%
       12,500   FormFactor, Inc.*                                            280,625
       60,000   Ultra Clean Holdings, Inc.*                                  438,000
                                                                     ---------------
                                                                             718,625
                                                                     ---------------
                TELECOMMUNICATION
                EQUIPMENT 16.86%
      300,000   Arris Group, Inc.*                                         1,782,000
      250,000   AudioCodes Ltd.*                                           2,995,000
       75,000   Comverse Technology, Inc.*                                 1,495,500
      177,500   Ditech Communications Corp.*                               4,142,850
      450,000   NMS Communications Corp.*                                  3,321,000
      400,000   Sonus Networks, Inc.*                                      1,912,000
      180,000   Sunrise Telecom, Inc.                                        468,000
      200,000   Symmetricom, Inc.*                                         1,780,000
      715,138   Turin Networks, Inc., Series C*++                             17,807
    3,878,774   Turin Networks, Inc., Series D*++                            273,066
                                                                     ---------------
                                                                          18,187,223
                                                                     ---------------
                TELECOMMUNICATION EQUIPMENT -
                FIBER OPTICS 4.28%
      200,000   C-COR.net Corp.*                                           2,058,000
       75,000   Newport Corp.*                                             1,212,750
      700,000   Oplink Communications, Inc.*                               1,344,000
                                                                     ---------------
                                                                           4,614,750
                                                                     ---------------
                WEB PORTALS/ISP 2.02%
       25,000   NetEase.com, Inc. - ADR*                             $     1,033,000
       65,000   United Online, Inc.*                                       1,144,650
                                                                     ---------------
                                                                           2,177,650
                                                                     ---------------
                WIRELESS EQUIPMENT 10.73%
      254,400   Alvarion Ltd.*                                             3,378,432
      225,000   Ceragon Networks Ltd.*                                     1,217,250
      170,000   Novatel Wireless, Inc.*                                    4,505,000
       50,000   ViaSat, Inc.*                                              1,247,500
      125,000   Wireless Facilities, Inc.*                                 1,228,750
                                                                     ---------------
                                                                          11,576,932
                                                                     ---------------
                TOTAL COMMON AND
                PREFERRED STOCKS
                (Cost $98,532,893)                                       101,431,734
                                                                     ---------------

SHORT-TERM INVESTMENT 4.99%

                PNC Bank Money Market Account                              5,378,499
                                                                     ---------------

                TOTAL SHORT-TERM INVESTMENT
                (Cost $5,378,499)                                          5,378,499
                                                                     ---------------

                TOTAL INVESTMENTS 99.02%
                (Cost $103,911,392)                                      106,810,233

                Other Assets in Excess
                of Liabilities 0.98%                                       1,058,113
                                                                     ---------------
NET ASSETS 100.00%                                                   $   107,868,346
                                                                     ===============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

*  Non-income producing
ADR-American Depositary Receipt
++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At June 30, 2004, the value of the Fund's restricted securities was $569,169 or 0.53% of net assets.

SECURITY DESCRIPTION                DATE OF ACQUISITION    NUMBER OF SHARES      COST
------------------------------------------------------------------------------------------
Athersys, Inc., Series A                October 00              316,400      $   3,955,000
Athersys, Inc., Series F                 March 00               128,163          1,537,956
Datacore Software Corp., Series C         May 00                 14,905            102,646
Turin Networks, Inc., Series C           July 00                715,138          3,000,004
Turin Networks, Inc., Series D          December 01           3,878,774          2,870,292

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

VAN WAGONER FUNDS STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)

                                                                            SMALL-CAP           GROWTH            EMERGING
                                                                             GROWTH          OPPORTUNITIES         GROWTH
                                                                              FUND               FUND               FUND
ASSETS:
Investments, at value (cost $35,090,106, $30,286,907 and
  $103,911,392, respectively)                                            $    35,784,395    $    34,073,140    $   106,810,233
Receivable from brokers                                                          115,047                 --            150,787
Receivable for investments sold                                                  283,641            215,955          1,413,470
Receivable for fund shares sold                                                   22,650             94,303             88,098
Interest and dividends receivable                                                     77                279                 72
Prepaid expenses and other assets                                                114,389             95,806            318,588
                                                                         ---------------    ---------------    ---------------
Total Assets                                                                  36,320,199         34,479,483        108,781,248
                                                                         ---------------    ---------------    ---------------

LIABILITIES:
Payable for investments purchased                                                     --            531,757            330,225
Payable for fund shares redeemed                                                  19,848             18,486            102,336
Accrued investment advisory fees                                                  36,042             26,528            102,284
Accrued distribution fees                                                         32,451             36,128             85,756
Accrued expenses and other liabilities                                           121,007            126,535            292,301
                                                                         ---------------    ---------------    ---------------
Total Liabilities                                                                209,348            739,434            912,902
                                                                         ---------------    ---------------    ---------------
NET ASSETS                                                               $    36,110,851    $    33,740,049    $   107,868,346
                                                                         ===============    ===============    ===============

NET ASSETS CONSIST OF:
Capital stock                                                            $    80,220,483    $    28,199,490    $   605,990,115
Accumulated net investment loss                                                 (379,398)          (455,959)        (1,051,871)
Accumulated net realized gain (loss) on investments                          (44,424,523)         2,210,285       (499,968,739)
Net unrealized appreciation on investments                                       694,289          3,786,233          2,898,841
                                                                         ---------------    ---------------    ---------------
Net Assets                                                               $    36,110,851    $    33,740,049    $   107,868,346
                                                                         ===============    ===============    ===============

CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                                                                   100,000,000        100,000,000        100,000,000
Issued and outstanding                                                         3,177,408          2,641,702         18,618,936

NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE (NET ASSETS/
SHARES OUTSTANDING)                                                      $         11.36    $         12.77    $          5.79
                                                                         ===============    ===============    ===============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                            SMALL-CAP           GROWTH            EMERGING
                                                                             GROWTH          OPPORTUNITIES         GROWTH
                                                                              FUND               FUND               FUND
INVESTMENT INCOME:
Interest                                                                 $         3,923    $         1,867    $         2,645
Dividends                                                                         12,972              7,125             20,349
                                                                         ---------------    ---------------    ---------------
Total Investment Income                                                           16,895              8,992             22,994
                                                                         ---------------    ---------------    ---------------

EXPENSES:
Investment advisory fees                                                         255,315            222,022            714,254
Transfer agent fees and expenses                                                 111,636            176,920            333,561
Distribution fees                                                                 51,063             44,035            142,851
Insurance expense                                                                 50,521             18,790            136,016
Fund accounting and administration fees                                           45,000             45,000             57,140
Professional fees                                                                 41,048             40,711            113,409
Printing and postage expenses                                                     19,748             10,040             52,687
State registration fees                                                           13,538             15,535             13,699
Custody fees                                                                       7,170              4,562             11,289
Directors' fees and expenses                                                       5,027              3,827             14,075
Miscellaneous expenses                                                             1,936              2,527              1,955
                                                                         ---------------    ---------------    ---------------
Total expenses                                                                   602,002            583,969          1,590,936
Fees and expenses paid indirectly by brokers                                    (205,709)          (119,018)          (516,071)
                                                                         ---------------    ---------------    ---------------
Net Expenses                                                                     396,293            464,951          1,074,865
                                                                         ---------------    ---------------    ---------------
NET INVESTMENT LOSS                                                             (379,398)          (455,959)        (1,051,871)
                                                                         ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                          103,371          1,854,425         (1,714,012)
Change in net unrealized depreciation on investments                          (3,039,380)        (2,335,070)        (8,005,953)
                                                                         ---------------    ---------------    ---------------
                                                                              (2,936,009)          (480,645)        (9,719,965)
                                                                         ---------------    ---------------    ---------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                          $    (3,315,407)   $      (936,604)   $   (10,771,836)
                                                                         ===============    ===============    ===============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SMALL-CAP GROWTH FUND
                                                                              SIX MONTHS ENDED         YEAR ENDED
                                                                                JUNE 30, 2004         DECEMBER 31,
                                                                                 (UNAUDITED)             2003
OPERATIONS:
Net investment loss                                                           $        (379,398)   $        (794,644)
Net realized gain (loss) on investments                                                 103,371            2,064,785
Net realized loss on short positions                                                         --             (325,913)
Net realized loss on options purchased                                                       --             (292,125)
Change in net unrealized appreciation or depreciation on investments                 (3,039,380)          12,222,044
                                                                              -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                      (3,315,407)          12,874,147
                                                                              -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions                                               --                   --
                                                                              -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                                          8,913,466           42,943,786
Proceeds from reinvestment of distributions                                                  --                   --
Redemption of shares                                                                (11,783,060)         (51,397,082)
                                                                              -----------------    -----------------
Net increase (decrease) from share transactions                                      (2,869,594)          (8,453,296)
                                                                              -----------------    -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (6,185,001)           4,420,851

NET ASSETS:
Beginning of period                                                                  42,295,852           37,875,001
                                                                              -----------------    -----------------
End of period                                                                 $      36,110,851    $      42,295,852
                                                                              =================    =================

TRANSACTIONS IN SHARES:
Shares sold                                                                             669,939            4,265,467
Shares reinvested                                                                            --                   --
Shares redeemed                                                                        (933,025)          (5,062,584)
                                                                              -----------------    -----------------
Net increase (decrease)                                                                (263,086)            (797,117)
                                                                              =================    =================

* Commencement of operations was March 1, 2003.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                GROWTH OPPORTUNITIES FUND
                                                                          SIX MONTHS ENDED        PERIOD ENDED
                                                                           JUNE 30, 2004           DECEMBER 31,
                                                                             (UNAUDITED)              2003*
OPERATIONS:
Net investment loss                                                      $         (455,959)   $         (626,924)
Net realized gain (loss) on investments                                           1,854,425             6,198,407
Net realized loss on short positions                                                     --                    --
Net realized loss on options purchased                                                   --                    --
Change in net unrealized appreciation or depreciation on
  investments                                                                    (2,335,070)            6,121,303
                                                                          -----------------     -----------------
Net increase (decrease) in net assets resulting from operations                    (936,604)           11,692,786
                                                                          -----------------     -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions                                           --            (5,256,794)
                                                                          -----------------     -----------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                                      4,982,432            31,169,947
Proceeds from reinvestment of distributions                                              --             5,163,347
Redemption of shares                                                             (6,531,200)           (6,543,865)
                                                                         ------------------    ------------------
Net increase (decrease) from share transactions                                  (1,548,768)           29,789,429
                                                                         ------------------    ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (2,485,372)           36,225,421

NET ASSETS:
Beginning of period                                                              36,225,421                    --
                                                                         ------------------    ------------------
End of period                                                            $       33,740,049    $       36,225,421
                                                                         ==================    ==================

TRANSACTIONS IN SHARES:
Shares sold                                                                         373,280             2,833,714
Shares reinvested                                                                        --               408,493
Shares redeemed                                                                    (497,584)             (476,201)
                                                                         ------------------    ------------------
Net increase (decrease)                                                            (124,304)            2,766,006
                                                                         ==================    ==================

                                                                                  EMERGING GROWTH FUND
                                                                           SIX MONTHS ENDED        YEAR ENDED
                                                                            JUNE 30, 2004          DECEMBER 31
                                                                             (UNAUDITED)              2003
OPERATIONS:
Net investment loss                                                      $       (1,051,871)   $       (2,305,315)
Net realized gain (loss) on investments                                          (1,714,012)          (56,279,707)
Net realized loss on short positions                                                     --                  (393)
Net realized loss on options purchased                                                   --            (6,222,858)
Change in net unrealized appreciation or depreciation on investments             (8,005,953)          109,467,502
                                                                         ------------------    ------------------
Net increase (decrease) in net assets resulting from operations                 (10,771,836)           44,659,229
                                                                         ------------------    ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions                                           --                    --
                                                                         ------------------    ------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                                     22,782,492           138,788,071
Proceeds from reinvestment of distributions                                              --                    --
Redemption of shares                                                            (28,529,982)         (156,618,712)
                                                                         ------------------    ------------------
Net increase (decrease) from share transactions                                  (5,747,490)          (17,830,641)
                                                                         ------------------    ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (16,519,326)           26,828,588
NET ASSETS:
Beginning of period                                                             124,387,672            97,559,084
                                                                         ------------------    ------------------
End of period                                                            $      107,868,346    $      124,387,672
                                                                         ==================    ==================

TRANSACTIONS IN SHARES:
Shares sold                                                                       3,663,814            28,167,537
Shares reinvested                                                                        --                    --
Shares redeemed                                                                  (4,590,120)          (31,221,806)
                                                                         ------------------    ------------------
Net increase (decrease)                                                            (926,306)           (3,054,269)
                                                                         ==================    ==================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

                                                                                      SMALL-CAP GROWTH FUND
                                                SIX MONTHS       YEAR          YEAR          YEAR          YEAR            YEAR
                                                  ENDED          ENDED         ENDED         ENDED         ENDED           ENDED
                                              JUNE 30, 2004     DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,        DEC. 31,
                                               (UNAUDITED)        2003          2002          2001          2000           1999
Net Asset Value, Beginning of Period          $       12.29    $     8.94    $    14.82    $    24.99    $    34.79     $    11.30

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                                   (0.12)        (0.23)        (0.25)        (0.21)        (0.56)         (0.16)
Net realized and unrealized gains
  (losses) on investments                             (0.81)         3.58         (5.63)        (9.96)        (4.74)         23.65
                                              -------------    ----------    ----------    ----------    ----------     ----------

Total from investment operations                      (0.93)         3.35         (5.88)       (10.17)        (5.30)         23.49
                                              -------------    ----------    ----------    ----------    ----------     ----------

DISTRIBUTIONS:
Net realized gains                                       --            --            --            --         (4.50)            --
                                              -------------    ----------    ----------    ----------    ----------     ----------

Net Asset Value, End of Period                $       11.36    $    12.29    $     8.94    $    14.82    $    24.99     $    34.79
                                              =============    ==========    ==========    ==========    ==========     ==========

Total Return(1)                                       (7.57)%       37.47%       (39.68)%      (40.74)%      (18.23)%       207.88%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (000s)              $      36,111    $   42,296    $   37,875    $  103,927    $  158,591     $  296,026
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(2)(3)              1.94%         2.03%         2.00%         1.95%         1.95%          1.95%
  Net of waivers and reimbursements and
    before fees and expenses paid
    indirectly(2)(4)                                   2.95%         2.34%         2.00%         1.95%         1.95%          1.95%
  Before waivers and reimbursements(2)(5)              2.95%         3.08%         2.76%         2.33%         1.97%          2.18%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements(2)                (1.86)%       (1.96)%       (1.86)%       (1.64)%       (1.34)%        (1.13)%
  Before waivers and reimbursements(2)                (2.87)%       (3.01)%       (2.60)%       (2.02)%       (1.36)%        (1.36)%
Portfolio turnover rate                                  95%          575%          540%          219%          170%           180%

(1)  Not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Excludes dividends on short sales and includes waivers and reimbursements and reduction of fees and expenses paid indirectly by brokers.

THE FUNDS MAY INVEST IN INITIAL PUBLIC OFFERINGS ("IPOs"). IPOs AND OTHER INVESTMENT TECHNIQUES MAY HAVE A MAGNIFIED PERFORMANCE IMPACT ON A FUND.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                           GROWTH
                                                     OPPORTUNITIES FUND
                                                  SIX MONTHS        PERIOD
                                                     ENDED          ENDED
                                                 JUNE 30, 2004     DEC. 31,
                                                  (UNAUDITED)      2003(5)
Net Asset Value, Beginning of Period             $       13.10    $    10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                                      (0.17)        (0.23)
Net realized and unrealized gains
  (losses) on investments                                (0.16)         5.55
                                                 -------------    ----------
Total from investment operations                         (0.33)         5.32
                                                 -------------    ----------

DISTRIBUTIONS:
Net realized gains                                          --         (2.22)
                                                 -------------    ----------

Net Asset Value, End of Period                   $       12.77    $    13.10
                                                 =============    ==========

Total Return(1)                                          (2.52)%       54.01%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (000s)                 $      33,740    $   36,225
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(2)(3)                 2.64%         2.87%
  Net of waivers and reimbursements and
    before fees and expenses paid
    indirectly(2)(4)                                      3.32%         3.85%
  Before waivers and reimbursements(2)(5)                 3.32%         4.01%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements(2)                   (2.59)%       (2.81)%
  Before waivers and reimbursements(2)                   (3.27)%       (3.95)%
Portfolio turnover rate                                    158%          315%

                                                                        EMERGING GROWTH FUND
                                              SIX MONTHS      YEAR         YEAR         YEAR          YEAR           YEAR
                                                ENDED         ENDED        ENDED        ENDED         ENDED          ENDED
                                            JUNE 30, 2004    DEC. 31,     DEC. 31,     DEC. 31,      DEC. 31,       DEC. 31,
                                             (UNAUDITED)       2003         2002         2001          2000          1999

Net Asset Value, Beginning of Period        $        6.36   $     4.32   $    12.19   $    30.25   $      42.86   $     10.96

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                                 (0.06)       (0.12)       (0.15)       (0.22)         (0.69)        (0.22)
Net realized and unrealized gains
  (losses) on investments                           (0.51)        2.16        (7.72)      (17.84)         (6.94)        32.12
                                            -------------   ----------   ----------   ----------   ------------   -----------
Total from investment operations                    (0.57)        2.04        (7.87)      (18.06)         (7.63)        31.90
                                            -------------   ----------   ----------   ----------   ------------   -----------

DISTRIBUTIONS:
Net realized gains                                     --           --           --           --          (4.98)           --
                                            -------------   ----------   ----------   ----------   ------------   -----------

Net Asset Value, End of Period              $        5.79   $     6.36   $     4.32   $    12.19   $      30.25   $     42.86
                                            =============   ==========   ==========   ==========   ============   ===========

Total Return(1)                                     (8.96)%      47.22%      (64.56)%     (59.70)%       (20.90)%      291.15%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (000s)            $     107,868   $  124,388   $   97,559   $  362,786   $    810,499   $ 1,466,827
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(2)(3)            1.88%        2.04%        2.00%        1.84%          1.68%         1.79%
  Net of waivers and reimbursements and
    before fees and expenses paid
    indirectly(2)(4)                                 2.78%        2.36%        2.00%        1.84%          1.68%         1.79%
  Before waivers and reimbursements(2)(5)            2.78%        2.77%        2.31%        1.84%          1.68%         1.79%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements(2)              (1.84)%      (2.00)%      (1.96)%      (1.61)%        (1.41)%       (1.30)%
  Before waivers and reimbursements(2)              (2.74)%      (2.73)%      (2.27)%      (1.61)%        (1.41)%       (1.30)%
Portfolio turnover rate                               108%         359%         289%         131%           197%          353%

(4) Includes dividends on short sales and waivers and reimbursements and excludes reduction of fees and expenses paid directly by brokers.

(5) Includes dividends on short sales and excludes waivers and reimbursements and reduction of fees and expenses paid directly by brokers.

(6)  Commencement of operations was March 1, 2003.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

     Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Small-Cap Growth Fund, Growth Opportunities Fund, and Emerging Growth Fund (collectively the "Funds") are separate diversified investment portfolios of Van Wagoner Funds, Inc.

     The Small-Cap Growth Fund invests primarily (at least 80% of its total assets) in small companies that the Adviser believes have the potential to be the market leaders of the future. A small size company is one that has a market capitalization that ranges from the smallest to the largest companies in the S&P SmallCap 600 Index at the time of purchase.

     The Growth Opportunities Fund seeks to invest in common stocks of growth companies that are already recognized as leaders in their industry, but are also known as innovators in their field. The Fund will primarily invest in companies with a market capitalization that ranges from the smallest to the largest companies in the S&P MidCap 400 Index at the time of purchase. The Fund looks for companies that are still growing, usually because of a new, improved or upgraded product, service or business operation.

     The Emerging Growth Fund invests primarily in common stocks of small-cap and mid-cap growth companies with the potential for above average, long-term growth.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from such estimates.

     (a) INVESTMENT VALUATION - Securities (including securities sold short) which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities for which the primary market is the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") are valued at the NASDAQ official closing price. Securities (including securities sold short) traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Securities sold short for which there were no transactions are valued at the closing ask prices. Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities, including private equity securities, for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors. Private equity securities are initially carried at their original funded cost. Changes in the fair value of these securities are made when, in the judgment of the Adviser, evidence of a change in value is readily ascertainable. Among the factors the Adviser may consider as evidence of a change of value are fundamental analytical data such as earnings or sales, subsequent financings or stock issuances, and offers to merge or other acquisition offers. In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds' net asset values.

     (b) PRIVATE EQUITY INVESTMENT AND FUND LIQUIDITY - The Small-Cap Growth Fund and the Emerging Growth Fund hold private equity securities. The Funds intend to further reduce their holdings of these private equity securities principally through the sale of these securities when such sales are deemed in the best interests of the shareholders. Because of the illiquid nature of the Funds' private equity securities, the Funds may not be able to sell them at the prices at which they have valued them for purposes of calculating the Funds' net asset values.

     (c) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

     (d) OPTION CONTRACTS - The Funds purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

          The Funds may also write (sell) covered call options to hedge portfolio investments. When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, a Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain or loss, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received increases the proceeds of the sale of the security, and the Fund realizes a gain or loss from the sale of the underlying security.

     (e) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with Federal income tax regulations, which may differ from GAAP.

     (f) BROKERAGE SERVICE AND OTHER ARRANGEMENTS - Van Wagoner Capital Management, Inc. (the "Adviser") places security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Small-Cap Growth, Growth Opportunities, and Emerging Growth Funds. The amount of expenses paid by brokers for the period ended June 30, 2004 was $205,709, $119,018, and $516,071 in the Small-Cap Growth, Growth Opportunities, and Emerging Growth Funds, respectively.

     (g) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.   FEDERAL INCOME TAXES

     Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

     The Funds intend to retain capital gains that may be offset against available capital loss carryforwards for Federal income tax purposes. For Federal income tax purposes, the Funds had capital loss carryovers at December 31, 2003, as follows:

                         SMALL-CAP       EMERGING
DATE OF EXPIRATION        GROWTH          GROWTH
----------------------------------------------------
   2009                $ 12,130,914   $  239,446,921
   2010                  19,406,798      174,822,268
   2011                          --       73,869,977
                       ------------   --------------
                       $ 31,537,712   $  488,139,166
                       ============   ==============


     As of December 31, 2003, the Small-Cap Growth Fund and Emerging Growth Fund had $12,940,881 and $6,957,280, respectively of post-October 2003 capital losses which are deferred until 2004 for Federal tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of each Fund's next taxable year.

     The cost of securities on a Federal tax basis at June 30, 2004, for the Small-Cap Growth, Growth Opportunities, and Emerging Growth Funds was $35,126,647, $30,455,137, and $107,997,846, respectively.

     At June 30, 2004, gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

                                                         NET UNREALIZED
                                                          APPRECIATION
                         UNREALIZED       UNREALIZED     (DEPRECIATION)
   FUND                 APPRECIATION    (DEPRECIATION)   ON INVESTMENTS
-----------------------------------------------------------------------
   SMALL-CAP
   GROWTH               $  5,843,324    $  (5,185,576)   $      657,748

   GROWTH
   OPPORTUNITIES           5,131,533       (1,513,530)        3,618,003

   EMERGING
   GROWTH                 17,880,246      (19,067,859)       (1,187,613)

     The book basis and tax basis of net unrealized appreciation (depreciation) on investments and cost of securities differs primarily as a result of the tax deferral of losses on wash sales.

4.   INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS

     Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Effective March 1, 2003, the commencement of operations of the Growth Opportunities Fund, and September 1, 2003, for the Small-Cap Growth and Emerging Growth Funds, under the terms of each agreement, the Adviser is compensated at a basic fee of 1.25% of average daily net assets for each of the Funds. The basic fee may be adjusted upward or downward (by up to 0.25% of the Fund's average daily net assets), depending on whether and to what extent the investment performance of the Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the benchmark over the same period. The benchmark for the Small-Cap Growth Fund and the Emerging Growth Fund is the Lipper Small-Cap Growth Index. The Lipper Small-Cap Growth Index is an equally weighted index consisting of the 30 largest mutual funds within the small-cap category, as categorized by Lipper, Inc. The benchmark for the Growth Opportunities Fund is the Lipper Mid-Cap Growth Funds Index. The Lipper Mid-Cap Growth Funds Index is a non-weighted index of 30 of the largest mid-cap growth funds, as categorized by Lipper, Inc. Each 0.10% of difference of each Fund's performance compared to the performance of its benchmark is multiplied by a performance adjustment of 0.025%, up to a maximum adjustment of 0.25% (as an annual rate). The performance period consists of the prior 36 calendar months, and is also referred to as a rolling 36-month period. Until each Fund has operated for 36 months under this agreement, it will make performance adjustments to the basic fee after the Fund has operated for 12 months under this agreement and will use a rolling 12-month performance period. After the Fund has operated for 24 months under this agreement it will switch to a rolling 24-month performance period. The performance fee adjustment for the period ended June 30, 2004 increased the advisory fee for the Growth Opportunities Fund by $1,845 to $222,022 or 1.26% of average daily net assets. There was no performance fee adjustment for Small Cap Growth or Emerging Growth Funds.

     PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws.

     Certain directors and officers of the Funds are also officers of the Adviser. The Funds do not compensate its directors or officers who are officers of the Adviser. Certain officers and employees of the Adviser have interests in related partnerships that have investments in private placement securities which are also held by the Funds.

5.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

6.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended June 30, 2004, were as follows:

     FUND                PURCHASES           SALES
     --------------------------------------------------
     SMALL-CAP
     GROWTH            $  37,115,076    $   40,241,628

     GROWTH
     OPPORTUNITIES        57,885,153        59,262,066

     EMERGING
     GROWTH              121,082,599       131,332,396

7.   SHORT POSITIONS

     When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales, if any, are included as a component of miscellaneous expense on the Statements of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

8.   LEGAL ACTIONS AND REGULATORY MATTERS

     In 2001, the Company, the Adviser and others (including past and two present directors) were named as defendants in several purported class action lawsuits alleging, among other things, violations of federal securities law by failing to value, in good faith, private equity holdings at fair value. The lawsuits were subsequently consolidated into a single action, and a consolidated amended complaint was filed in July 2003. In September 2003, the defendants, including the Company, filed a motion to dismiss the consolidated amended complaint, and lead plaintiffs subsequently filed an opposition to the motion. On July 27, 2004, the Court granted defendants' motions to dismiss but gave plaintiffs leave to file an amended complaint. Plaintiffs have not filed an amended complaint. The Company continues to believe this litigation is without merit and intends to defend the actions vigorously. The Company believes that the outcome of the legal actions will not have a material adverse effect on the result of operations or the net asset values of the Funds.

     The Staff of the Securities and Exchange Commission ("Staff") is conducting an investigation of the Adviser and the Funds' President to determine whether either or both have violated the federal securities laws. Among the matters being investigated is whether either or both violated the federal securities laws by failing to value private holdings at their fair value. The Staff has notified the Adviser that the Staff has determined to recommend to the Securities and Exchange Commission that certain civil and/or administrative proceedings be initiated against the Adviser and the Funds' President. The Adviser and the Funds' President have notified the Company that they have communicated to the Staff that they disagree with its proposed recommendation. The Adviser and the Funds' President also have informed the Company that they believe that the outcome of the investigation will not have a material adverse effect on the ability of the Adviser to perform its investment advisory agreements with the Funds. Since the investigation is still in progress, there can be no assurance of its outcome.

VAN WAGONER FUNDS PROXY VOTING GUIDELINES

Van Wagoner Capital Management, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-800-228-2121. It is also available on the SEC's web site at www.sec.gov.

In addition, each Funds' complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling toll free 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

[VANWAGONER FUNDS LOGO]


Please mail correspondence to:

Van Wagoner Funds
P.O. Box 9682
Providence, RI 02940-9682

Express mail or overnight deliveries should be sent to:

Van Wagoner Funds
101 Sabin Street
Pawtucket, RI 02860

  vanwagoner.com

1-800-228-2121


ADDRESS SERVICE REQUESTED


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                                                                     VW410O 0604

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

[GRAPHIC]

SEMI-ANNUAL REPORT
JUNE 30, 2004


POST-VENTURE FUND
MID-CAP GROWTH FUND
TECHNOLOGY FUND
(IN LIQUIDATION)

[VANWAGONER FUNDS LOGO]

This report is submitted for the general information of shareholders of Van Wagoner Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus gives details about charges, investment objectives, risks and operating policies of the Funds. Read the Prospectus carefully.

Van Wagoner Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

VAN WAGONER FUNDS SEMI-ANNUAL REPORT

DEAR SHAREHOLDER:                                                  JUNE 30, 2004

AN IMPORTANT REMINDER...

THE VAN WAGONER POST-VENTURE, MID-CAP GROWTH AND TECHNOLOGY FUNDS ARE LIQUIDATING AND NO LONGER ACCEPTING NEW INVESTMENTS.

We appreciate your investment with the Van Wagoner Funds and want to take a moment to remind you that the Van Wagoner Fund(s) that you are currently invested in is in the process of liquidating and is not actively invested in the stock market.

The Board of Directors of the Van Wagoner Funds, Inc. decided to liquidate each of the Post-Venture Fund, the Mid-Cap Growth Fund and the Technology Fund (the "Liquidating Funds") in March 2003. Accordingly each of the Liquidating Funds has been liquidating its investments in an orderly fashion and investing the proceeds in high quality short-term money market instruments. The Liquidating Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest, but do not appreciate in value. The interest earned on these money market instruments by each of the Liquidating Funds is substantially less than the expenses of the Liquidating Funds. This is expected to continue in the future.

As a current shareholder in these Funds, in order to participate in the stock market, you have two options available to you:

1) Transfer your existing investment into one of the open Van Wagoner Funds--Emerging Growth, Small-Cap Growth or Growth Opportunities.

2) Redeem your account.

We appreciate your patronage.

Sincerely,

/s/ Garrett R. Van Wagoner
Garrett R. Van Wagoner

vanwagoner.com

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER POST-VENTURE FUND JUNE 30, 2004 (Unaudited)

NUMBER
OF SHARES                                                                          VALUE
----------------------------------------------------------------------------------------
PREFERRED STOCKS 6.39%
             COMPUTERS - MEMORY
             DEVICES 0.00%
   161,777   Datacore Software Corp.,
               Series C*++                                                  $         --
                                                                            ------------
             MEDICAL - BIOMEDICAL/
             GENETICS 3.84%
   253,300   Athersys, Inc., Series A*++                                         158,566
    69,219   Athersys, Inc., Series F*++                                          43,331
                                                                            ------------
                                                                                 201,897
                                                                            ------------
             TELECOMMUNICATION
             EQUIPMENT 2.55%
   500,596   Turin Networks, Inc., Series C*++                                    12,464
 1,726,661   Turin Networks, Inc., Series D*++                                   121,557
                                                                            ------------
                                                                                 134,021
                                                                            ------------
             TOTAL PREFERRED STOCKS
             (Cost $8,488,691)                                                   335,918
                                                                            ------------

                                                                                   VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 94.73%
             PNC Bank Money Market Account                                  $  4,984,725
                                                                            ------------
             TOTAL SHORT-TERM INVESTMENT
             (Cost $4,984,725)                                                 4,984,725
                                                                            ------------
             TOTAL INVESTMENTS 101.12%
             (Cost $13,473,416)                                                5,320,643
             Liabilities in Excess of Other Assets (1.12%)                       (58,800)
                                                                            ------------
NET ASSETS 100.00%                                                          $  5,261,843
                                                                            ============

* Non-income producing
++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At June 30, 2004, the value of the Fund's restricted securities was $335,918 or 6.39% of net assets.

SECURITY DESCRIPTION                DATE OF ACQUISITION  NUMBER OF SHARES       COST
---------------------------------------------------------------------------------------
Athersys, Inc., Series A                 October 00           253,300      $  3,166,250
Athersys, Inc., Series F                  March 00             69,219           830,628
Datacore Software Corp., Series C          May 00             161,777         1,114,084
Turin Networks, Inc., Series C            July 00             500,596         2,100,000
Turin Networks, Inc., Series D          December 01         1,726,661         1,277,729

1-800-228-2121

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER MID-CAP GROWTH FUND JUNE 30, 2004 (UNAUDITED)

NUMBER
OF SHARES                                                                           VALUE
----------------------------------------------------------------------------------------
PREFERRED STOCKS 2.14%
             COMPUTERS - MEMORY
             DEVICES 0.00%
   154,922   Datacore Software Corp.,
             Series C*++                                                    $         --
                                                                            ------------
             MEDICAL - BIOMEDICAL/
             GENETICS 1.98%
   106,900   Athersys, Inc., Series A*++                                          66,920
                                                                            ------------
             TELECOMMUNICATION
             EQUIPMENT 0.16%
   214,542   Turin Networks, Inc., Series C*++                                     5,342
                                                                            ------------
             TOTAL PREFERRED STOCKS
             (Cost $3,303,132)                                                    72,262
                                                                            ------------

                                                                                    VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 90.33%
             PNC Bank Money Market Account                                  $  3,047,177
                                                                            ------------
             TOTAL SHORT-TERM INVESTMENT
             (Cost $3,047,177)                                                 3,047,177
                                                                            ------------
             TOTAL INVESTMENTS 92.47%
             (Cost $6,350,309)                                                 3,119,439

             Other Assets in Excess of Liabilities 7.53%                         254,153
                                                                            ------------
NET ASSETS 100.00%                                                          $  3,373,592
                                                                            ============

* Non-income producing
++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At June 30, 2004, the value of the Fund's restricted securities was $72,262 or 2.14% of net assets.

SECURITY DESCRIPTION               DATE(S) OF ACQUISITION  NUMBER OF SHARES      COST
----------------------------------------------------------------------------------------
Athersys, Inc., Series A                 October 00            106,900       $ 1,336,250
Datacore Software Corp., Series C          May 00              154,922         1,066,878
Turin Networks, Inc., Series C            July 00              214,542           900,004

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER TECHNOLOGY FUND JUNE 30, 2004 (UNAUDITED)

NUMBER
OF SHARES                                                                           VALUE
----------------------------------------------------------------------------------------
PREFERRED STOCKS 4.35%
             COMPUTERS - MEMORY
             DEVICES 0.00%
   160,436   Datacore Software Corp., Series C*++                           $         --
                                                                            ------------
             MEDICAL - BIOMEDICAL/
             GENETICS 3.56%
   216,900   Athersys, Inc., Series A*++                                         135,779
    64,276   Athersys, Inc., Series F*++                                          40,237
                                                                            ------------
                                                                                 176,016
                                                                            ------------
             TELECOMMUNICATION
             EQUIPMENT 0.79%
   429,082   Turin Networks, Inc., Series C*++                                    10,684
   402,407   Turin Networks, Inc., Series D*++                                    28,330
                                                                            ------------
                                                                                  39,014
                                                                            ------------
             TOTAL PREFERRED STOCKS
             (Cost $6,685,197)                                                   215,030
                                                                            ------------

                                                                                VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 87.58%
             PNC Bank Money Market Account                                  $  4,328,864
                                                                            ------------
             TOTAL SHORT-TERM INVESTMENT
             (Cost $4,328,864)                                                 4,328,864
                                                                            ------------
             TOTAL INVESTMENTS 91.93%
             (Cost $11,014,061)                                                4,543,894

             Other Assets in Excess of Liabilities 8.07%                         398,946
                                                                            ------------
NET ASSETS 100.00%                                                          $  4,942,840
                                                                            ============

* Non-income producing
++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At June 30, 2004, the value of the Fund's restricted securities was $215,030 or 4.35% of net assets.

SECURITY DESCRIPTION                DATE OF ACQUISITION   NUMBER OF SHARES      COST
----------------------------------------------------------------------------------------
Athersys, Inc., Series A                 October 00            216,900      $  2,711,250
Athersys, Inc., Series F                  March 00              64,276           771,312
Datacore Software Corp., Series C          May 00              160,436         1,104,854
Turin Networks, Inc., Series C            July 00              429,082         1,799,999
Turin Networks, Inc., Series D           December 01           402,407           297,782

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF ASSETS AND LIABILITIES (IN LIQUIDATION)

JUNE 30, 2004 (UNAUDITED)

                                                          POST-             MID-CAP
                                                         VENTURE             GROWTH           TECHNOLOGY
                                                           FUND               FUND               FUND
ASSETS:
Investments, at value (Cost $13,473,416,
         $6,350,309 and $11,014,061)                 $     5,320,643    $     3,119,439    $     4,543,894
Cash                                                          26,439             11,115             42,869
Receivable for investments sold                                   --            300,181            441,239
Interest and dividends receivable                              1,357                910              1,299
Prepaid expenses and other assets                             18,209             10,168             16,374
                                                     ---------------    ---------------    ---------------
Total Assets                                               5,366,648          3,441,813          5,045,675
                                                     ---------------    ---------------    ---------------
LIABILITIES:
Payable for fund shares redeemed                              10,734              2,316              8,136
Accrued distribution fees                                         --              2,762              1,773
Accrued expenses and other liabilities                        94,071             63,143             92,926
                                                     ---------------    ---------------    ---------------
Total Liabilities                                            104,805             68,221            102,835
                                                     ---------------    ---------------    ---------------
NET ASSETS                                           $     5,261,843    $     3,373,592    $     4,942,840
                                                     ===============    ===============    ===============
NET ASSETS CONSIST OF:
Capital stock                                        $   547,855,029    $   217,655,517    $   422,982,454
Accumulated net investment loss                             (211,478)          (136,206)          (209,518)
Accumulated net realized loss on investments            (534,228,935)      (210,914,849)      (411,359,929)
Net unrealized depreciation on investments                (8,152,773)        (3,230,870)        (6,470,167)
                                                     ---------------    ---------------    ---------------
Net Assets                                           $     5,261,843    $     3,373,592    $     4,942,840
                                                     ===============    ===============    ===============
CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                                               100,000,000        100,000,000        100,000,000
Issued and outstanding                                     1,904,976          1,081,940          1,044,820

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                      $          2.76    $          3.12    $          4.73
                                                     ===============    ===============    ===============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                          POST-             MID-CAP
                                                         VENTURE             GROWTH           TECHNOLOGY
                                                           FUND               FUND               FUND
INVESTMENT INCOME:
Interest                                             $        10,340    $         6,604    $        10,112
                                                     ---------------    ---------------    ---------------
Total Investment Income                                       10,340              6,604             10,112
                                                     ---------------    ---------------    ---------------
EXPENSES:
Transfer agent fees and expenses                             142,876             76,371            141,027
Fund accounting and administration fees                       45,000             45,000             45,000
Professional fees                                              9,662              5,334              9,995
Printing and postage expenses                                  8,814              5,761              8,753
Distribution fees                                              8,324              5,030              7,890
Custody fees                                                   2,673              2,406              2,601
Insurance                                                      2,376              1,430              2,310
Directors' fees and expenses                                   1,148                666              1,122
Miscellaneous expenses                                           945                812                932
                                                     ---------------    ---------------    ---------------
Total Expenses                                               221,818            142,810            219,630
                                                     ---------------    ---------------    ---------------
NET INVESTMENT LOSS                                         (211,478)          (136,206)          (209,518)
                                                     ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments                          (2,021,710)        (1,237,929)        (1,798,934)
Change in net unrealized appreciation on investments       1,841,408          1,224,185          1,650,084
                                                     ---------------    ---------------    ---------------
                                                            (180,302)           (13,744)          (148,850)
                                                     ---------------    ---------------    ---------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                            $      (391,780)   $      (149,950)   $      (358,368)
                                                     ===============    ===============    ===============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                          POST-             MID-CAP
                                                         VENTURE             GROWTH           TECHNOLOGY
                                                           FUND               FUND               FUND
Cash flows from operating activities:
Net decrease in net assets resulting from operations $      (391,780)   $      (149,950)   $      (358,368)
                                                     ---------------    ---------------    ---------------
Adjustments to reconcile net decrease in net
  assets from operations to net cash provided by
  operating activities:
  Change in net unrealized appreciation
    on investments                                   $    (1,841,408)   $    (1,224,185)   $    (1,650,084)
  Net realized loss from investments                       2,021,710          1,237,929          1,798,934
  Proceeds from sale of investment securities                590,266            366,246            560,885
  Sale of short-term investment securities, net            1,999,782          1,243,241          2,479,189
  Decrease in receivable from brokers                         26,353             11,079             42,728
  Decrease in interest and dividends receivable                  803                405                795
  Increase in receivable for investments sold                     --           (300,181)          (441,239)
  Decrease (increase) in prepaid expenses
    and other assets                                         (18,209)            11,441             24,972
  Increase in accrued expenses and
    other liabilities                                         26,950             17,349             25,652
                                                     ---------------    ---------------    ---------------

  Net cash provided by operating activities                2,414,467          1,213,374          2,483,464
                                                     ---------------    ---------------    ---------------
Cash flows from financing activities:
  Payment on shares redeemed                              (2,388,028)        (1,202,259)        (2,440,595)
                                                     ---------------    ---------------    ---------------

  Net cash used in financing activities                   (2,388,028)        (1,202,259)        (2,440,595)
                                                     ---------------    ---------------    ---------------

Net change in cash                                            26,439             11,115             42,869

Cash:
  Beginning balance                                               --                 --                 --
                                                     ---------------    ---------------    ---------------
  Ending balance                                     $        26,439    $        11,115    $        42,869
                                                     ===============    ===============    ===============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF CHANGES IN NET ASSETS (IN LIQUIDATION)

                                                                    POST-VENTURE FUND
                                                          SIX MONTHS ENDED     YEAR ENDED
                                                            JUNE 30, 2004     DECEMBER 31,
                                                             (UNAUDITED)          2003
OPERATIONS:
Net investment loss                                       $       (211,478)   $   (592,686)
Net realized loss on investments                                (2,021,710)    (42,788,258)
Net realized loss on short positions                                    --              --
Net realized loss on options purchased                                  --        (990,881)
Change in net unrealized appreciation on investments             1,841,408      42,120,690
                                                          ----------------    ------------
Net decrease in net assets resulting from operations              (391,780)     (2,251,135)
                                                          ----------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                            --      12,860,011
Redemption of shares                                            (2,356,091)    (36,742,025)
                                                          ----------------    ------------
Net decrease from share transactions                            (2,356,091)    (23,882,014)
                                                          ----------------    ------------
TOTAL DECREASE IN NET ASSETS                                    (2,747,871)    (26,133,149)

NET ASSETS:
Beginning of period                                              8,009,714      34,142,863
                                                          ----------------    ------------
End of period                                             $      5,261,843    $  8,009,714
                                                          ================    ============
TRANSACTIONS IN SHARES:
Shares sold                                                             --       3,699,675
Shares redeemed                                                   (799,389)    (11,405,691)
                                                          ----------------    ------------
Net decrease                                                      (799,389)     (7,706,016)
                                                          ================    ============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   MID-CAP GROWTH FUND                   TECHNOLOGY FUND
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                            JUNE 30, 2004     DECEMBER 31,      JUNE 30, 2004     DECEMBER 31,
                                                             (UNAUDITED)          2003           (UNAUDITED)          2003
OPERATIONS:
Net investment loss                                       $       (136,206)   $   (334,177)   $       (209,518)   $   (597,183)
Net realized loss on investments                                (1,237,929)     (8,989,301)         (1,798,934)    (32,809,755)
Net realized loss on short positions                                    --         (76,120)                 --              --
Net realized loss on options purchased                                  --              --                  --        (845,251)
Change in net unrealized appreciation on investments             1,224,185       9,139,943           1,650,084      32,747,295
                                                          ----------------    ------------    ----------------    ------------
Net decrease in net assets resulting from operations              (149,950)       (259,655)           (358,368)     (1,504,894)
                                                          ----------------    ------------    ----------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                            --       2,797,076                  --       5,147,523
Redemption of shares                                            (1,161,629)    (17,382,375)         (2,368,354)    (31,952,112)
                                                          ----------------    ------------    ----------------    ------------
Net decrease from share transactions                            (1,161,629)    (14,585,299)         (2,368,354)    (26,804,589)
                                                          ----------------    ------------    ----------------    ------------
TOTAL DECREASE IN NET ASSETS                                    (1,311,579)    (14,844,954)         (2,726,722)    (28,309,483)

NET ASSETS:
Beginning of period                                              4,685,171      19,530,125           7,669,562      35,979,045
                                                          ----------------    ------------    ----------------    ------------
End of period                                             $      3,373,592    $  4,685,171    $      4,942,840    $  7,669,562
                                                          ================    ============    ================    ============
TRANSACTIONS IN SHARES:
Shares sold                                                             --         787,928                  --         888,554
Shares redeemed                                                   (356,641)     (5,060,344)           (468,014)     (5,980,138)
                                                          ----------------    ------------    ----------------    ------------
Net decrease                                                      (356,641)     (4,272,416)           (468,014)     (5,091,584)
                                                          ================    ============    ================    ============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

                                                                         POST-VENTURE FUND
                                          SIX MONTHS         YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED           ENDED          ENDED          ENDED          ENDED          ENDED
                                         JUNE 30, 2004      DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                          (UNAUDITED)         2003           2002           2001           2000           1999
Net Asset Value, Beginning of Period     $        2.96     $     3.28     $    10.04     $    26.52     $    38.09     $    12.08

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                              (0.11)         (0.22)         (0.14)         (0.23)         (0.53)         (0.12)
Net realized and unrealized gains
  (losses) on investments                        (0.09)         (0.10)         (6.62)        (16.25)        (11.03)         28.33
                                         -------------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (0.20)         (0.32)         (6.76)        (16.48)        (11.56)         28.21
                                         -------------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS:
Net realized gains                                  --             --             --             --          (0.01)         (2.20)
                                         -------------     ----------     ----------     ----------     ----------     ----------

Net Asset Value, End of Period           $        2.76     $     2.96     $     3.28     $    10.04     $    26.52     $    38.09
                                         =============     ==========     ==========     ==========     ==========     ==========

Total Return(1)                                  (6.76)%        (9.76)%       (67.33)%       (62.14)%       (30.31)%       237.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)         $       5,262     $    8,010     $   34,143     $  166,445     $  481,736     $  391,224
Ratio of expenses to average net
  assets:
  Net of waivers and
     reimbursements(2)(3)                         6.62%          3.37%          2.00%          1.95%          1.95%          1.95%
  Before waivers and
     reimbursements(2)(4)                         6.62%          4.49%          3.25%          2.53%          2.13%          2.23%
Ratio of net investment loss to
  average net assets:
  Net of waivers and
     reimbursements(2)                           (6.32)%        (3.16)%        (1.97)%        (1.75)%        (1.53)%        (1.06)%
  Before waivers and
     reimbursements(2)                           (6.32)%        (4.28)%        (3.22)%        (2.33)%        (1.71)%        (1.34)%
Portfolio turnover rate                              0%           167%           242%           125%           206%           328%

(1)  Not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3)  Excludes dividends on short sales and includes waivers and reimbursements.
(4)  Includes dividends on short sales and excludes waivers and reimbursements.

                                              SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        MID-CAP GROWTH FUND
                                          SIX MONTHS          YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED            ENDED          ENDED          ENDED          ENDED          ENDED
                                         JUNE 30, 2004      DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                          (UNAUDITED)         2003           2002           2001            2000          1999
Net Asset Value, Beginning of Period     $        3.26     $     3.42     $     6.82     $    20.28     $    27.06     $    12.43

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                              (0.13)         (0.23)         (0.10)         (0.22)         (0.26)         (0.13)
Net realized and unrealized gains
  (losses) on investments                        (0.01)          0.07          (3.30)        (13.24)         (5.88)         15.71
                                         -------------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (0.14)         (0.16)         (3.40)        (13.46)         (6.14)         15.58
                                         -------------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS:
Net realized gains                                  --             --             --             --          (0.64)         (0.95)
                                         -------------     ----------     ----------     ----------     ----------     ----------

Net Asset Value, End of Period           $        3.12     $     3.26     $     3.42     $     6.82     $    20.28     $    27.06
                                         =============     ==========     ==========     ==========     ==========     ==========

Total Return(1)                                  (4.29)%        (4.68)%       (49.85)%       (66.37)%       (23.28)%       126.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)         $       3,374     $    4,685     $   19,530     $   50,231     $  208,180     $  141,916
Ratio of expenses to average net
  assets:
  Net of waivers and
     reimbursements(2)(3)                         7.02%          3.44%          2.00%          1.95%          1.65%          1.85%
  Before waivers and
     reimbursements(2)(4)                         7.02%          4.34%          3.02%          2.23%          1.66%          1.85%
Ratio of net investment loss to
  average net assets:
  Net of waivers and
     reimbursements(2)                           (6.71)%        (3.19)%        (1.79)%        (1.75)%        (1.18)%        (0.88)%
  Before waivers and
     reimbursements(2)                           (6.71)%        (4.09)%        (2.80)%        (2.03)%        (1.18)%        (0.88)%
Portfolio turnover rate                              0%           253%           502%           168%           238%           589%


                                                                          TECHNOLOGY FUND
                                          SIX MONTHS          YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED            ENDED          ENDED          ENDED          ENDED          ENDED
                                         JUNE 30, 2004      DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                          (UNAUDITED)         2003           2002           2001            2000          1999
Net Asset Value, Beginning of Period     $        5.07     $     5.45     $    15.94     $    41.87     $    58.29     $    18.51

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                              (0.20)         (0.40)         (0.20)         (0.39)         (0.89)         (0.16)
Net realized and unrealized gains
  (losses) on investments                        (0.14)          0.02         (10.29)        (25.54)        (15.50)         41.29
                                         -------------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (0.34)         (0.38)        (10.49)        (25.93)        (16.39)         41.13
                                         -------------     ----------     ----------     ----------     ----------     ----------

DISTRIBUTIONS:
Net realized gains                                  --             --             --             --          (0.03)         (1.35)
                                         -------------     ----------     ----------     ----------     ----------     ----------

Net Asset Value, End of Period           $        4.73     $     5.07     $     5.45     $    15.94     $    41.87     $    58.29
                                         =============     ==========     ==========     ==========     ==========     ==========

Total Return(1)                                  (6.71)%        (6.97)%       (65.81)%       (61.93)%       (28.13)%       223.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)         $       4,943     $    7,670     $   35,979     $  134,720     $  413,793     $  401,444
Ratio of expenses to average net
  assets:
  Net of waivers and
     reimbursements(2)(3)                         6.86%          3.42%          2.00%          1.95%          1.88%          1.95%
  Before waivers and
     reimbursements(2)(4)                         6.86%          4.35%          3.05%          2.35%          1.88%          2.03%
Ratio of net investment loss to
     average net assets:
  Net of waivers and
     reimbursements(2)                           (6.54)%        (3.19)%        (1.96)%        (1.78)%        (1.56)%        (1.05)%
  Before waivers and
     reimbursements(2)                           (6.54)%        (4.12)%        (3.01)%        (2.18)%        (1.56)%        (1.13)%
Portfolio turnover rate                              0%           147%           260%           128%           211%           275%

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

   Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Post-Venture Fund, Mid-Cap Growth Fund and Technology Fund (collectively the "Funds" or the "Liquidating Funds") are separate diversified investment portfolios of Van Wagoner Funds, Inc.

   The Board of Directors of Van Wagoner Funds, Inc. approved a plan to liquidate each of the Funds effective March 1, 2003. Accordingly, each of the Funds has been liquidating its investments in an orderly fashion and investing the proceeds in high quality short-term money market instruments. The Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest but do not appreciate in value.

   The Funds also changed their basis of accounting to a liquidation basis as of March 1, 2003. The effect of liquidation accounting had no material affect on the financial statements of the Funds as assets and liabilities were already stated at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared on the liquidation basis of accounting in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from such estimates.

   (a) INVESTMENT VALUATION - Securities (including securities sold short) which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities for which the primary market is the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") are valued at the NASDAQ official closing price. Securities (including securities sold short) traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Securities sold short for which there were no transactions are valued at the closing ask prices. Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities, including private equity securities, for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors.

       Private equity securities are initially carried at their original funded cost. Changes in the fair value of these securities are made when, in the judgment of the Adviser, evidence of a change in value is readily ascertainable. Among the factors the Adviser may consider as evidence of a change of value are fundamental analytical data such as earnings or sales, subsequent financings or stock issuances, and offers to merge or other acquisition offers. In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds' net asset values.

   (b) PRIVATE EQUITY INVESTMENT AND FUND LIQUIDITY - The Funds hold private equity securities. The Funds intend to further reduce their holdings of these private equity securities through the sale of these securities when such sales are deemed in the best interests of the shareholders. Because of the illiquid nature of the Funds' private equity securities, the Funds may not be able to sell them at the prices at which they have valued them for purposes of calculating the Funds' net asset values.

   (c) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

   (d) OPTION CONTRACTS - The Funds may purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

   (e) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with Federal income tax regulations, which may differ from GAAP.

   (f) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. FEDERAL INCOME TAXES

   Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

   For Federal income tax purposes, the Funds had capital loss carryovers at December 31, 2003 as shown below. It is unlikely the Funds will realize the benefits of these capital loss carryforwards before they expire. Fund liquidation may result in a loss of this benefit.

  DATE OF                         MID-CAP
  EXPIRATION   POST-VENTURE        GROWTH       TECHNOLOGY
  ----------------------------------------------------------
  2008         $ 102,956,968   $  24,471,573   $  48,047,032

  2009           208,568,549     119,593,821     188,389,347

  2010           167,738,630      56,452,576     132,184,745

  2011            49,142,144       7,417,678      37,716,740
               -------------   -------------   -------------
               $ 528,406,291   $ 207,935,648   $ 406,337,864
               =============   =============   =============

   As of December 31, 2003, the Post-Venture, Mid-Cap Growth and Technology Funds had $3,800,934, $1,741,272 and $3,223,131, respectively, of post-October 2003 capital losses which are deferred until 2004 for Federal tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of each Fund's next taxable year.

   The cost of securities on a Federal tax basis at June 30, 2004, for the Post-Venture, Mid-Cap Growth and Technology Funds was $13,473,416, $6,350,309 and $11,014,061, respectively.

   At June 30, 2004, gross unrealized depreciation on investments for Federal income tax purposes was as follows:

                                                   NET UNREALIZED
                        UNREALIZED    UNREALIZED    DEPRECIATION
   FUND                APPRECIATION  DEPRECIATION  ON INVESTMENTS
   --------------------------------------------------------------
   POST-VENTURE        $         --  $ (8,152,773) $   (8,152,773)

   MID-CAP GROWTH                --    (3,230,870)     (3,230,870)

   TECHNOLOGY                    --    (6,470,167)     (6,470,167)

4. INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS

   Effective April 30, 2003, Van Wagoner Capital Management, Inc. (the "Adviser") terminated its investment advisory agreements with the Liquidating Funds. The Adviser also terminated the agreement to limit the total expenses (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses) to the annual rate of 2.00% of each Liquidating Fund's average net assets. Since that date, the officers and Board of Directors of Van Wagoner Funds, Inc. have overseen the continued orderly liquidation of the Funds without compensation and the expense ratios have no longer been limited to 2.00% of each Liquidating Fund's average daily net assets.

   PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws.

   Certain directors and officers of the Funds are also officers of the Adviser. The Funds do not compensate its directors or officers who are officers of the Adviser. Certain officers and employees of the Adviser have interests in related partnerships that have investments in private placement securities which are also held by the Funds.

5. SERVICE AND DISTRIBUTION PLAN

   The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

   Although the Liquidating Funds are no longer selling their shares, they are contractually obligated to make payments to persons that provide personal services to investors or who maintain shareholder accounts.

6. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended June 30, 2004, were as follows:

   FUND                   PURCHASES     SALES
   --------------------------------------------
   POST-VENTURE           $      --  $  465,678

   MID-CAP GROWTH                --     300,181

   TECHNOLOGY                    --     441,239

7. SHORT POSITIONS

   When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales, if any, are included as a component of miscellaneous expense on the Statements of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

8. LEGAL ACTIONS AND REGULATORY MATTERS

   In 2001, the Company, the Adviser and others (including past and two present directors) were named as defendants in several purported class action lawsuits alleging, among other things, violations of federal securities law by failing to value, in good faith, private equity holdings at fair value. The lawsuits were subsequently consolidated into a single action, and a consolidated amended complaint was filed in July 2003. In September 2003, the defendants, including the Company, filed a motion to dismiss the consolidated amended complaint, and lead plaintiffs subsequently filed an opposition to the motion. On July 27, 2004, the Court granted defendants' motions to dismiss but gave plaintiffs leave to file an amended complaint. Plaintiffs have not filed an amended complaint. The Company continues to believe this litigation is without merit and intends to defend the actions vigorously. The Company believes that the outcome of the legal actions will not have a material adverse effect on the result of operations or the net asset values of the Funds.

   The Staff of the Securities and Exchange Commission ("Staff") is conducting an investigation of the Adviser and the Funds' President to determine whether either or both have violated the federal securities laws. Among the matters being investigated is whether either or both violated the federal securities laws by failing to value private holdings at their fair value. The Staff has notified the Adviser that the Staff has determined to recommend to the Securities and Exchange Commission that certain civil and/or administrative proceedings be initiated against the Adviser and the Funds' President. The Adviser and the Funds' President have notified the Company that they have communicated to the Staff that they disagree with its proposed recommendation. The Adviser and the Funds' President also have informed the Company that they believe that the outcome of the investigation will not have a material adverse effect on the ability of the Adviser to perform its investment advisory agreements with the Funds. Since the investigation is still in progress, there can be no assurance of its outcome.

VAN WAGONER FUNDS PROXY VOTING GUIDELINES

   Van Wagoner Capital Management, Inc. is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-800-228-2121. It is also available on the SEC's web site at www.sec.gov.

   In addition, each Funds' complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling toll free 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

[VANWAGONER FUNDS LOGO]


Please mail correspondence to:

Van Wagoner Funds
P.O. Box 9682
Providence, RI 02940-9682

Express mail or overnight deliveries should be sent to:

Van Wagoner Funds
101 Sabin Street
Pawtucket, RI 02860

[GRAPHIC]
vanwagoner.com

1-800-228-2121


ADDRESS SERVICE REQUESTED


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                                                                    VW410C  0604

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                                                                    VW410C  0604

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certification pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Van Wagoner Funds, Inc.
             ----------------------------------------------------------

By (Signature and Title)*  /s/ Garrett R. Van Wagoner
                         ----------------------------------------------
                           Garrett R. Van Wagoner, Chief Executive Officer & Chief Financial Officer
                           (principal executive officer)

Date                       August 30, 2004
     ------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Garrett R. Van Wagoner
                         ----------------------------------------------
                                    Garrett R. Van Wagoner,
                                    Chief Executive Officer &
                                    Chief Financial Officer
                                    (principal executive officer &
                                    principal financial officer)

Date                       August 30, 2004
     ------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.